Exhibit 10.16

AMENDMENT TO THE
ASHLAND INC. SUPPLEMENTAL EARLY RETIREMENT PLAN FOR CERTAIN EMPLOYEES

WHEREAS, Ashland Inc. (the "Company") maintains the Ashland Inc. Supplemental Early Retirement Plan For Certain Employees (the "Plan") for the benefit of employees eligible to participate therein; and

WHEREAS, pursuant to Section 7.03 of the Plan, the Company, as sponsor of the Plan, has retained the authority to amend the Plan so long as the amendment does not adversely affect Participants rights; and

WHEREAS, the Company deems it advisable to change the definition of “Final Average Bonus” to align with the highest paid period and the final pay period applicable to “Final Average Compensation”; and

NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended effective January 1, 2015 as follows:

I.	Section 2.11. of the Plan shall be replaced with the following provision:

2.11
A. “Final Average Bonus,” for employees who were Participants prior to January 1, 2011, means the Participant’s average bonus paid under the Incentive Compensation Plan (including amounts that may have been deferred) during the highest thirty-six (36) months out of the final eighty-four-month (84) period. The calculation of the eighty-four month period shall be measured back from the Participant’s Termination of Employment that is nearest to or which is coincident with the Participant’s Effective Retirement Date. If the Participant becomes classified below a Level V Employee before the Termination of Employment identified in the preceding sentence, then the date of such change in classification is substituted for the said Termination Date. For these purposes, the “bonus paid” for a particular month within a particular fiscal year under such plan shall be equal to the amount of such bonus actually paid (regardless of the date paid, but excluding any adjustment for the deferral of such payment) to such Participant on account of such fiscal year divided by the number of months contained in such fiscal year which were used in determining the amount of such bonus actually paid to such Participant. The bonus paid that is used to compute the average described in this Section 2.11 shall only be a bonus that is paid to the Participant when such Participant is considered a Level III, IV or V Participant.

B. “Final Average Bonus,” for employees who became Participants on or after January 1, 2011, means the Participant’s average bonus paid under the Incentive Compensation Plan (including amounts that may have been deferred) during the highest paid month period (whether or not consecutive) as determined by the following chart out of the final month period (whether or not consecutive) as determined by the following chart:

Termination of Employment:	Highest Paid Month Period:	Final Month Period:
January 2011	36 months	84 months
February 2011	37 months	85 months
March 2011	38 months	86 months
April 2011	39 months	87 months
May 2011	40 months	88 months
June 2011	41 months	89 months
July 2011	42 months	90 months
August 2011	43 months	91 months
September 2011	44 months	92 months
October 2011	45 months	93 months
November 2011	46 months	94 months
December 2011	47 months	95 months

January 2012 to December 2015	48 months	96 months
January 2016	48 months	107 months
February 2016	49 months	108 months
March 2016	50 months	109 months
April 2016	51 months	110 months
May 2016	52 months	112 months
June 2016	53 months	113 months
July 2016	54 months	114 months
August 2016	55 months	115 months
September 2016	56 months	116 months
October 2016	57 months	117 months
November 2016	58 months	118 months
December 2016	59 months	119 months
January 2017 and after	60 months	120 months
The calculation of the final month period shall be measured back from the Participant’s Termination of Employment that is nearest to or which is coincident with the Participant’s Effective Retirement Date. If the Participant becomes classified below a Level V Employee before the Termination of Employment identified in the preceding sentence, then the date of such change in classification is substituted for the said Termination Date. For these purposes, the “bonus paid” for a particular month within a particular fiscal year under such plan shall be equal to the amount of such bonus actually paid (regardless of the date paid, but excluding any adjustment for the deferral of such payment) to such Participant on account of such fiscal year divided by the number of months contained in such fiscal year which were used in determining the amount of such bonus actually paid to such Participant. The bonus paid that is used to compute the average described in this Section 2.11 shall only be a bonus that is paid to the Participant when such Participant is considered a Level III, IV or V Participant.

II.    Section 2.12 of the Plan shall be replaced with the following provision:

2.12 A.
“Final Average Compensation,” for employees who were Participants prior to January 1, 2011, mean the Participant’s total average compensation during the highest thirty-six (36) months out of the final eighty-four-month (84) period. The calculation of the final period shall be measured back from the Participant’s Termination of Employment that is nearest to or which is coincident with the Participant’s Effective Retirement Date. If the Participant becomes classified below a Level II Employee before the Termination of Employment identified in the preceding sentence, then the date of such change in classification is substituted for the said Termination Date. For these purposes, “total compensation paid” is the sum of the “compensation paid” and the “bonus paid” during a particular month. “Compensation paid” shall be the base rate of compensation for such Participant in effect on the first day of such calendar month. “Bonus paid” shall have the same meaning as set forth in Section 2.11. In the event a payment is due under the Plan after a Change in Control because the Participant was terminated other than for “Cause” or resigned for “Good Reason,” the calculation of Final Average Compensation shall include the amount paid under such Participant’s Change in Control Agreement. The amount so paid shall be divided by 36 to derive the monthly “total compensation paid” it represents. The total compensation paid that is used compute the average described in this Section 2.12 shall only be total compensation that is paid to the Participant when such Participant is considered a Level I or II Participant.

B. “Final Average Compensation,” for employees who became Participants on or after January 1, 2011, means the Participant’s average bonus paid under the Incentive Compensation Plan (including amounts that may have been deferred) during the highest paid month period (whether or not consecutive) as determined by the following chart out of the final month period (whether or not consecutive) as determined by the following chart:

Termination of Employment:	Highest Paid Month Period:	Final Month Period:
January 2011	36 months	84 months
February 2011	37 months	85 months
March 2011	38 months	86 months
April 2011	39 months	87 months
May 2011	40 months	88 months
June 2011	41 months	89 months
July 2011	42 months	90 months
August 2011	43 months	91 months
September 2011	44 months	92 months
October 2011	45 months	93 months
November 2011	46 months	94 months
December 2011	47 months	95 months
January 2012 to December 2015	48 months	96 months
January 2016	48 months	107 months
February 2016	49 months	108 months
March 2016	50 months	109 months
April 2016	51 months	110 months
May 2016	52 months	112 months
June 2016	53 months	113 months
July 2016	54 months	114 months
August 2016	55 months	115 months
September 2016	56 months	116 months
October 2016	57 months	117 months
November 2016	58 months	118 months
December 2016	59 months	119 months
January 2017 and after	60 months	120 months

The calculation of the final period shall be measured back from the Participant’s Termination of Employment that is nearest to or which is coincident with the Participant’s Effective Retirement Date. If the Participant becomes classified below a Level II Employee before the Termination of Employment identified in the preceding sentence, then the date of such change in classification is substituted for the said Termination Date. In the event a payment is due under the Plan after a Change in Control because the Participant was terminated other than for “Cause” or resigned for “Good Reason,” the calculation of Final Average Compensation shall include the amount paid under such Participant’s Change in Control Agreement. The amount so paid shall be divided by 36 to derive the monthly “total compensation paid” it represents. The total compensation paid that is used compute the average described in this Section 2.12 shall only be total compensation that is paid to the Participant when such Participant is considered a Level I or II Participant.

III.    In all other respects, the Plan shall remain unchanged.

(signature page immediately follows)

IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be executed this 16th day of July, 2015.

ATTEST:		ASHLAND INC.

/s/ Peter J. Ganz	By:	/s/ Susan B. Esler
Secretary
	Title:	Chief Human Resources and
Communications Officer